UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2015

PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36506	Not Applicable
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

100 Domain Drive, Exeter, NH	03833-4801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 603-610-5802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
Performance Sports Group Ltd. (“we” or the “Company”) transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”).  We are filing this Current Report on Form 8-K to amend our unaudited condensed consolidated interim financial statements for (i) the three months ended August 31, 2014, (i) the three and six months ended November 30, 2014 and (iii) the three and nine months ended February 28, 2015 (collectively, the “2015 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP.  The original 2015 Interim Financial Statements were filed on Forms 6-K on October 10, 2014, January 15, 2015 and April 14, 2015 respectively, under IFRS.
Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2015 Interim Financial Statement.  These amended unaudited condensed consolidated interim financial statements supersede the Company’s original 2015 Interim Financial Statements.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

99.1	Consolidated Financial Statements (unaudited) for the three months ended August 31, 2014
99.2	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended August 31, 2014 - CEO
99.3	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended August 31, 2014 - CFO
99.4	Consolidated Financial Statements (unaudited) for the three and six months ended November 30, 2014
99.5	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended November 30, 2014 - CEO
99.6	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended November 30, 2014 - CFO
99.7	Consolidated Financial Statements (unaudited) for the three and nine months ended February 28, 2015
99.8	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended February 28, 2015 - CEO
99.9	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended February 28, 2015 - CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE SPORTS GROUP LTD.

Date: August 26, 2015	/s/ AMIR ROSENTHAL
	Name:	Amir Rosenthal
	Title:	President, PSG Brands, and Chief Financial Officer